Financial instruments and risk management	12 Months Ended
Dec. 31, 2014
Summary of Derivative Instruments by Risk Exposure [Abstract]
Financial instruments and risk management
Financial instruments and risk management

Financial Instruments

Financial instrument include:

	December 31,
	2013	2014
Financial assets:
Cash and cash equivalents	312,437	385,777
Accounts receivable	83,016	81,971

Financial liabilities:
Accounts payable	44,837	61,053

Gains or losses related to financial instruments are as follows:

	Year ended December 31,
	2013	2014
Interest income	972	1,583
Interest expense	(2,943)	(2,312)
Results foreign currency exchange, net	(8,158)	26,439
Addition to allowance for doubtful accounts receivable	(377)	—

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASMI uses the following fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1
Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities.

Level 2
Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

There were no transfers between levels during the years ended December 31, 2014 and December 31, 2013.

Financial Risk Factors

ASMI is exposed to a number of risk factors: market risks (including foreign exchange risk and interest rate risk), credit risk and liquidity risk. The Company may use forward exchange contracts to hedge its foreign exchange risk. The Company does not enter into financial instrument transactions for trading or speculative purposes.

Foreign Exchange Risk

ASMI and its subsidiaries conduct business in a number of foreign countries, with certain transactions denominated in currencies other than the functional currency of the Company (euro) or one of its subsidiaries conducting the business. The purpose of the Company’s foreign currency management is to manage the effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in selected foreign currencies, in particular denominated in US dollar.

We may use forward exchange contracts to hedge foreign exchange risk of anticipated sales or purchase transactions in the normal course of business, which occur within the next twelve months, for which the Company has a firm commitment from a customer or to a supplier. The terms of these contracts are consistent with the timing of the transactions being hedged. The hedges related to forecasted transactions are designated and documented at the inception of the hedge as cash flow hedges, and are evaluated for effectiveness quarterly. The effective portion of the gain or loss on these hedges is reported as a component of accumulated other comprehensive loss in Shareholders’ Equity, and is reclassified into earnings when the hedged transaction affects earnings.

Changes in the fair value of derivatives that do not qualify for hedge treatment, as well as the ineffective portion of any hedges, are recognized in earnings. The Company records all derivatives, including forward exchange contracts, on the balance sheet at fair value in other current assets or accrued expenses. If the underlying transaction being hedged fails to occur, or if a portion of any derivative is ineffective, the gain or loss is immediately recognized in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Hedge ineffectiveness was insignificant for the years ended December 31, 2013 and December 31, 2014.

Furthermore, the Company might manage the currency exposure of certain receivables and payables using derivative instruments, such as forward exchange contracts (fair value hedges) and currency swaps, and non-derivative instruments, such as debt borrowings in foreign currencies. The gains or losses on these instruments provide an offset to the gains or losses recorded on receivables and payables denominated in foreign currencies. The derivative instruments are recorded at fair value and changes in fair value are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Receivables and payables denominated in foreign currencies are recorded at the exchange rate at the balance sheet date and gains and losses as a result of changes in exchange rates are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations.

To the extent that exchange rate fluctuations impact the value of the Company’s investments in its foreign subsidiaries, they are not hedged. The cumulative effect of these fluctuations is separately reported in Consolidated Shareholders’ Equity. Reference is made to Note 16.

Per December 31, 2013 and per December 31, 2014 there were no forward exchange contracts outstanding.

The following table analyzes the Company’s sensitivity to a hypothetical 10% strengthening and 10% weakening of the US dollar, Singapore dollar, Hong Kong dollar, Korean won and Japanese yen against the euro as of December 31, 2013 and December 31, 2014. This analysis includes foreign currency denominated monetary items and adjusts their translation at year end for a 10% increase and 10% decrease against the euro. A positive amount indicates an increase in equity. Recognized in equity is the revaluation effect of subsidiaries denominated in US dollar, Singapore dollar, Hong Kong dollar, Korean won and Japanese yen.

	Impact on equity
	2013	2014
10% increase of US dollar versus euro	4,938	6,672
10% decrease of US dollar versus euro	(4,938)	(6,672)
10% increase of Singapore dollar versus euro	6,088	7,870
10% decrease of Singapore dollar versus euro	(6,088)	(7,870)
10% increase of Hong Kong dollar versus euro	94,396	109,211
10% decrease of Hong Kong dollar versus euro	(94,396)	(109,211)
10% increase of Korean won versus euro	5,840	7,817
10% decrease of Korean won versus euro	(5,840)	(7,817)
10% increase of Japanese yen versus euro	4,561	5,371
10% decrease of Japanese yen versus euro	(4,561)	(5,371)

A hypothetical 10% strengthening or 10% weakening of any other currency against the euro as of December 31, 2013 and December 31, 2014 would not result in a material impact on equity. The revaluation effect of subsidiaries denominated in other currencies than euro are recognized in equity.

The following table analyzes the Company’s sensitivity to a hypothetical 10% strengthening and 10% weakening of the US dollar, Singapore dollar, Hong Kong dollar, Korean won and Japanese yen against the euro at average exchange rates for the years 2013 and 2014. A positive amount indicates an increase in net earnings.

	Impact on net earnings
	2013	2014
10% increase of US dollar versus euro	601	954
10% decrease of US dollar versus euro	(601)	(954)
10% increase of Singapore dollar versus euro	671	1,213
10% decrease of Singapore dollar versus euro	(671)	(1,213)
10% increase of Hong Kong dollar versus euro	100,072	3,891
10% decrease of Hong Kong dollar versus euro	(100,072)	(3,891)
10% increase of Korean won versus euro	1,962	1,333
10% decrease of Korean won versus euro	(1,962)	(1,333)
10% increase of Japanese yen versus euro	485	861
10% decrease of Japanese yen versus euro	(485)	(861)

A hypothetical 10% strengthening or 10% weakening of any other currency against the euro at average exchange rates for the years 2013 and 2014 would not result in a material impact on net earnings. The significant possible impact on net earnings for 2013 results from the realized and unrealized gain following the sale of the 12% stake in ASMPT.

Interest Risk

We are not exposed to interest rate risk through our borrowing activities. The Company does not enter into financial instrument transactions for trading or speculative purposes or to manage interest rate exposure. As per December 31, 2014 the Company had no debt.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and derivative instruments. These instruments contain a risk of counterparties failing to discharge their obligations. We monitor credit risk and manages credit risk exposure by type of financial instrument by assessing the creditworthiness of counterparties. We do not anticipate nonperformance by counterparties given their high creditworthiness.

The Company’s customers are semiconductor device manufacturers located throughout the world. We perform ongoing credit evaluations of our customers' financial condition. We take additional measures to mitigate credit risk when considered appropriate by means of down payments, letters of credit. We generally do not require collateral or other security to support financial instruments with credit risk.

Concentrations of credit risk (whether on- or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The Company derives a significant percentage of its revenue from a small number of large customers. On a comparable basis, excluding the sales of the Back-end segment, the largest customer accounted for approximately 26.7% of net sales in 2014 (2013: 28.3%; 2012: 33.6%) and the ten largest customers accounted for approximately 84.1% of net sales in 2014 (2013: 85.6%; 2012: 75.3%). Sales to these large customers also may fluctuate significantly from time to time depending on the timing and level of purchases by these customers. Significant orders from such customers may expose the Company to a concentration of credit risk and difficulties in collecting amounts due, which could harm the Company’s financial results. At December 31, 2014 one customer accounted for 20.1% of the outstanding balance in accounts receivable (2013: 28.1%; 2012: 20.6%).

We invest our cash and cash equivalents in short-term deposits and derivative instruments with high-rated financial institutions. We only enter into transactions with a limited number of major financial institutions that have high credit ratings and we closely monitor the creditworthiness of our counterparties. Concentration risk is mitigated by limiting the exposure to a single counter party.

The maximum credit exposure is equal to the carrying values of cash and cash equivalent and accounts receivable.

Liquidity Risk

The following table summarizes the Company’s contractual obligations as at December 31, 2014 aggregated by type of contractual obligation:

	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Operating leases	21,964	5,821	8,169	5,321	2,653
Pension liabilities	5,153	318	714	1,261	2,860
Purchase obligations:
Purchase commitments to suppliers	69,720	69,720	—	—	—
Capital expenditure and other commitments	3,198	3,198	—	—	—
Unrecognized tax benefits	1,875	1,875	—	—	—
Total contractual obligations	101,910	80,932	8,883	6,582	5,513

Total short-term lines of credit amounted to €150,000 at December 31, 2014. The amount outstanding at December 31, 2014 was nil and the undrawn portion totaled €150,000. The standby revolving credit facility of €150,000 with a consortium of banks will be available through December 20, 2018 is secured by a portion of the Company’s shareholding in ASMPT and certain accounts receivable.

For the majority of purchase commitments, the Company has flexible delivery schedules depending on the market conditions, which allows the Company, to a certain extent, to delay delivery beyond originally planned delivery schedules.